EXHIBIT 10.3

GUARANTY AND SECURITY AGREEMENT

THIS GUARANTY AND SECURITY AGREEMENT (this “Agreement”) is made this 29th day of February, 2012, by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”), with a mailing address for the purposes of this Agreement at Two Hopkins Plaza, 21st Floor, Baltimore, MD 21201 and RAND WORLDWIDE SUBSIDIARY, INC., a Delaware corporation (the “Guarantor”), with a chief executive office and mailing address of 11201 Dolfield Boulevard, Suites 112-115, Owings Mills, Maryland 21117.

RECITALS

A. RAND WORLDWIDE, INC., a Delaware corporation, and RAND A TECHNOLOGY CORPORATION, an Ontario corporation (collectively, the “Borrower”) have applied to the Lender for loan facilities consisting of a $8,000,000 committed line of credit (the “Revolving Loan”) to be evidenced by the Borrower’s Committed Line of Credit Note dated the same date as this Agreement (as amended, restated, modified, substituted, extended and renewed from time to time, the “Note;”) in form and substance satisfactory to the Lender and governed by that certain Financing and Security Agreement dated of even date herewith by and between the Borrower and the Lender (as amended, restated, modified, substituted, extended and renewed from time to time, the “Financing Agreement”). All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

B. The Guarantor has requested that the Lender enter into the Financing Agreement with the Borrower and make the Revolving Loan available to the Borrower. The Guarantor expects that the Borrower may from time to time advance funds to the Guarantor with the proceeds of the Revolving Loan and that the Guarantor will derive additional benefit, directly and indirectly, from the Lender’s agreement to advance the proceeds of the Revolving Loan to the Borrower. The Lender has requested, as a condition to entering into the Financing Agreement, that the Guarantor execute this Agreement as additional security for the payment and performance of the Borrower’s obligations under the Financing Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and agreements of the parties contained in this Agreement, the parties do agree as follows:

1. Definitions. All terms used in this Agreement which are defined by the Maryland Uniform Commercial Code (“UCC”), including, without limitation, “Accounts,” “Chattel Paper,” “Equipment,” “General Intangibles,” and “Inventory” shall have the same meanings as assigned to them by the UCC (whether or not such terms are capitalized in this Agreement) unless and to the extent varied by this Agreement. As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

“Account Debtor” means any person who is obligated on a receivable and “Account Debtors” mean all persons who are obligated on the receivables.

“Affiliate” means, with respect to any designated Person, any other Person, (i) directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Person designated, (ii) directly or indirectly owning or holding five percent (5%) or more of any equity interest in such designated Person, or (iii) five percent (5%) or more of whose stock or other equity interest is directly or indirectly owned or held by such designated Person. For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other equity interests or by contract or otherwise.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Maryland are authorized or required to close.

“Collateral” shall mean all of the personal property of the Guarantor, all whether now owned or existing or hereafter acquired or created and wherever situated, and shall include, without limitation, the following: (a) all inventory, and all warranties (to the extent they are transferable or assignable), licenses (to the extent they are transferable or assignable), franchises, and general intangibles related thereto (including, without limitation, software) and all returned, rejected or repossessed goods; and (b) all accounts, contract rights, chattel paper (including, without limitation, electronic chattel paper), instruments, payment intangibles and other general intangibles, health-care-insurance receivables and documents, and all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to any of the foregoing; and (c) all equipment, furniture, fixtures, and other goods together with (i) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, (ii) leases and chattel paper with respect thereto, (iii) all replacements thereof and substitutions therefor and (iv) and all warranties (to the extent they are transferable or assignable), licenses (to the extent they are transferable or assignable), franchises, and general intangibles related to the foregoing (including, without limitation, software); and (d) all general intangibles, including, without limitation, all books and records, things in action, contractual rights, tax returns, goodwill, literary rights, rights to performance, copyrights, trademarks, patents and commercial tort claims; and (e) all notes, notes receivable, drafts, letters of credit, letter-of-credit rights, supporting obligations, deposit accounts, investment property, security, acceptances, instruments and documents; and (f) all insurance policies and insurance proceeds related to any and all of the foregoing or otherwise, all refunds of unearned insurance premiums, and all cash and noncash proceeds thereof, and all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment, hardware and general intangibles necessary, beneficial or desirable to retain, access and/or process the information contained in those books and records, and all proceeds (cash and noncash) of the foregoing, it being the intention of the Guarantor that the Collateral shall include all of the Guarantor’s personal property.

“Default” means an event which, with the giving of notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Agreement.

“Enforcement Costs” means all expenses, charges, costs and fees whatsoever (including, without limitation, reasonable outside and allocated in-house counsel attorney’s fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Financing Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated elsewhere in this or in any of the other Financing Documents, and (c) the monitoring, administration, processing and/or servicing of any or all of the Obligations, the Financing Documents, and/or the Collateral.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

“Lien” means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien, financing statement, hypothecation, provision in any instrument or other document for confession of judgment, cognovit or other similar right or other remedy, claim, charge, control over or interest of any kind in real or personal property securing any indebtedness, duties, obligations, and liabilities owed to, or a claimed to be owed to, a Person, all whether perfected or unperfected, avoidable or unavoidable, based on the common law, statute or contract or otherwise, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction or by any bailor in a true bailment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction or by any bailee in a true bailment transaction.

“Loans” means the collective reference to the Revolving Loan and all other extensions of credit by the Lender to the Borrower.

“Material Adverse Effect” means an effect, either in any case or in the aggregate, which might result in a material adverse change (w) in the business, prospects, condition, affairs or operations of the Guarantor, (x) to the Guarantor’s material properties or assets, (y) in the right or ability of the Guarantor to carry on a substantial portion its business, or (z) to the value of, or the ability of the Lender to realize upon, the Collateral.

“Permitted Liens” means (a) Liens for taxes that are not delinquent or that the Lender has determined in the exercise of its reasonable discretion (i) are being diligently contested in good faith and by appropriate proceedings, and such contest operates to suspend collection of the contested taxes and enforcement of a Lien, (ii) the Guarantor has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Guarantor, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of Lender; (b) deposits or pledges to secure obligations under workers’ compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens securing the Obligations; (d) judgment Liens to the extent the entry of such judgment does not constitute a Default or an Event of Default under the terms of this Agreement or result in the sale or levy of, or execution on, any of the Collateral; (e) liens arising out of lease obligations incurred in the ordinary course of business; and (f) such other Liens, as Lender may agree to, in its sole and absolute discretion, in writing from time to time; excluding, however, any of the foregoing if the same would have priority over the interests of the Lender except to the extent as Lender may agree to, in its sole and absolute discretion, in writing from time to time.

“Person” means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a Governmental Authority, or any other organization or entity.

2. The Guaranty.

2.1 Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender (a) the due and punctual payment in full (and not merely the collectibility) of the principal of the Obligations and the interest thereon, in each case when due and payable, all according to the terms of any promissory note evidencing all or any part of the Obligations and the other Financing Documents (as that term is defined in the Financing Agreement); (b) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or secured by, any promissory note evidencing all or any part of the Obligations or any of the other Financing Documents; (c) the due and punctual performance of all of the other terms, covenants and conditions contained in the Financing Documents; and (d) all indebtedness, obligations and liabilities of any kind and nature of the Borrower to the Lender, whether now existing or hereafter created or arising, direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and howsoever owned, held or acquired.

2.2 Guaranty Unconditional. The obligations and liabilities of the Guarantor under this Agreement shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Financing Agreement, any promissory note evidencing all or any part of the Obligations, or any of the other Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Guarantor hereunder (a) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents; (b) modify, amend, change or terminate any provisions of any of the Financing Documents with Borrower’s consent; (c) grant extensions or renewals of or with respect to any promissory note evidencing all or any part of the Obligations, any of the other Financing Documents or any of the Obligations; (d) effect any release, subordination, compromise or settlement in connection with any promissory note evidencing all or any part of the Obligations, any of the other Financing Documents, or any of the Obligations; (e) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Obligations or to the subordination of any lien or security interest therein; (f) make advances, after any written notice required under the Financing Documents given, for the purpose of performing any term, provision or covenant contained in the Financing Agreement or any of the other Financing Documents with respect to which the Borrower shall then be in default; (g) make future advances to the Borrower pursuant to the Financing Agreement or any of the other Financing Documents; (h) assign (to the extent they are transferable or assignable), pledge, hypothecate or otherwise transfer the Financing Agreement, any of the Financing Documents or this Agreement or any interest therein; (i) deal in all respects with the Borrower as if this Agreement were not in effect; and (j) effect any release, compromise or settlement with another guarantor.

2.3 Guaranty Primary. The obligations and liabilities of the Guarantor under this Agreement shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, setoff, reduction or defense based upon any claim that the Guarantor may have against the Borrower, the Lender and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against the Borrower with respect to any promissory note evidencing all or any part of the Obligations or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand upon the Borrower, or to sell the Collateral or otherwise pursue, enforce or exhaust its remedies against the Borrower or the Collateral either before, concurrently with, or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against the Guarantor under this Agreement, either in the same action, if any, brought against the Borrower or in separate actions or proceedings, as often as the Lender may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the Borrower, any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the Borrower or the Guarantor or any obligor under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the Guarantor hereunder in any manner whatsoever, and this Agreement shall remain and continue in full force and effect. It is the intent and purpose of this Agreement that the Guarantor shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Guarantor agrees that it shall be liable for the full amount of the obligations and liabilities under this Agreement, regardless of, and irrespective to, any modification, limitation or discharge of the liability of the Borrower, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

2.4 Certain Waivers by the Guarantor. The Guarantor hereby unconditionally, irrevocably and expressly waives:

(a) presentment and demand for payment of the principal of or interest on any promissory note evidencing all or any part of the Obligations and protest of non-payment;

(b) notice of acceptance of this Agreement and of presentment, demand and protest thereof;

(c) notice of any default hereunder or under the Financing Agreement, or any of the other Financing Documents and notice of all indulgences;

(d) demand for observance, performance or enforcement of any of the terms or provisions of this Agreement, the Financing Agreement or any of the other Financing Documents;

(e) all errors and omissions in connection with the Lender’s administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from acts of bad faith;

(f) any right or claim of right to cause a marshalling of the assets of the Borrower; and

(g) any act or omission of the Lender (except acts or omissions in bad faith) which changes the scope of the Guarantor’s risk hereunder.

3. Security Agreement.

3.1 Security Interest. As security for the payment and performance of the Obligations, the Guarantor hereby assigns, pledges and grants to the Lender, and covenants and agrees that the Lender shall have a first priority, perfected and continuing security interest in the Collateral. The Collateral shall at all times maintained free from any and all Liens other than Permitted Liens.

3.2 Interest in Deposit Accounts. The Guarantor hereby grants to the Lender a continuing lien, assignment and security interest for all of the Obligations of the Guarantor upon any and all monies, deposit accounts, securities, and other property of the Guarantor and the proceeds thereof, now or hereafter held or received by or in transit to, the Lender from or for the Guarantor, and also upon any and all deposit accounts (general or special) and credits of the Guarantor, if any, with the Lender or any affiliate of the Lender, at any time existing.

4. Representations and Warranties. The Guarantor represents and warrants to the Lender as follows:

4.1 Good Standing. The Guarantor is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the power and authority to own its property and to carry on its business in each jurisdiction in which the Guarantor does business.

4.2 Authority and Compliance. The Guarantor has full power and authority to execute and deliver this Agreement and any of the other Financing Documents to which it is a part and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of the Guarantor. No consent or approval of any governmental authority or other third party is required as a condition to the validity of this Agreement or any of the Financing Documents except for such consents or approvals as have been previously disclosed and provided to the Lender.

4.3 No Defaults. The Guarantor is in compliance with all terms, conditions, covenants and agreements under this Agreement and under the other Financing Documents.

4.4 No Conflicting Agreements. There is no charter, partnership agreement, operating agreement or other document pertaining to the organization, power or authority of the Guarantor, no provision of any existing agreement, mortgage, indenture or contract binding on the Guarantor or affecting its property that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and/or any of the other Financing Documents.

4.5 No Conflicting Laws. There are no laws, ordinances, statutes, rules, regulations, orders, injunctions, rule of common law, judicial interpretation, writs, or decrees of any federal, state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof (all of the foregoing, “Laws”) that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and/or any of the other Financing Documents.

4.6 Litigation. There is no proceeding involving the Guarantor pending or, to the knowledge of the Guarantor, threatened before any court or governmental authority, agency, instrumentality or arbitration authority that will have or is reasonably likely to have a Material Adverse Effect.

4.7 Financial Statements and Other Information. The information supplied and statements made by the Guarantor, and by each other obligor under any of the Financing Documents, in any financial, credit or accounting statement or application for credit are true and correct in all material respects and are not incomplete by the omission of any material fact necessary to make such information not misleading.

4.8 Ownership of Assets. The Guarantor is the absolute owner of the Collateral, holding title to all of the Collateral free and clear of any and all Liens whatsoever except as described below, and the security interest granted to the Lender in this Agreement is and shall at all times constitute a valid, enforceable and perfected first priority security interest and lien on the Collateral, subject to no other Liens other than other security interests in favor of the Lender.

4.9 Taxes and Other Obligations. All taxes and assessments, indebtedness for borrowed money, leases, and other obligations due and payable by the Guarantor have been paid or are being contested in good faith by appropriate proceedings in accordance with the Guarantor’s covenants in this Agreement and the Guarantor has filed all tax returns which it is required to file.

5. Covenants.

5.1 Information. The Guarantor will furnish the Lender from time to time such information regarding the business affairs and financial condition of the Guarantor and each other obligor under the Financing Documents as the Lender may reasonably request, including, but not limited to, periodic balance sheets, income statements and statements of cash flow concerning the Guarantor, and copies of the Guarantor’s federal income tax returns. Without in any way limiting the foregoing, the Guarantor shall (to the extent not already provided as a part of the Borrower’s financial reporting under the Financing Agreement) (1) as soon as available, but in any event, not later than one hundred twenty (120) days after the end of each calendar year while any of the Obligations remain outstanding, a balance sheet, income statement and statement of cash flow prepared in accordance with United States generally accepted accounting principles, such financial statements to be audited by the Guarantor’s certified public account who shall be reasonably satisfactory to the Lender; (2) as soon as available, but in any event no later than forty-five (45) days of each fiscal quarter end, internally prepared financial statements prepared in accordance with United States generally accepted accounting principles; (3) such other periodic financial statements as the Lender may reasonably request; (4) certificates satisfactory to the Lender from responsible officers to the effect that the applicable financial statements are true and correct and fairly reflect the financial position, results of operations and cash flow of the Guarantor as of the date of the financial statements and to the further effect that no material adverse change has occurred to the Guarantor, its business or financial condition or in the Lender’s rights and remedies with respect to, or the value of, the Collateral since such date and that there existed on such date, and there exists on the date of the delivery of the certificate, no Event of Default; and (5) as soon as available, but in any event, not later than forty-five (45) days after the filing thereof, a complete copy of Guarantor’s federal income tax return for each tax year of the Guarantor. All financial statements delivered hereunder shall be prepared on the basis of generally accepted accounting principles applied on a consistent basis.

5.2 Organizational Existence. The Guarantor shall maintain its organizational existence in good standing.

5.3 Taxes. The Guarantor shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties; provided, however, the Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which the Lender is satisfied the Guarantor will have the ability to pay without difficulty, the priority and enforcement of any Lien associated therewith is subordinate to the Lender’s security interest and is stayed, and the payment of which is being contested in good faith and by proper proceedings.

5.4 Compliance with Laws. The Guarantor shall comply with all Laws to which the Guarantor and/or the Collateral are subject where the failure to so comply will have or is reasonably likely to have a Material Adverse Effect.

5.5 Notices. The Guarantor agrees to promptly notify the Lender of: (i) any condition or event that constitutes, or with the running of time and/or the giving of notice would constitute, a default under any of the Financing Documents, and any material adverse change in the financial condition of the business of the Guarantor or in the Lender’s rights and remedies with respect to, or the value of, the Collateral; (ii) any notice, claim or demand from any governmental agency that alleges that the Guarantor is in violation of any of the terms of, or has failed to comply with any applicable order issued pursuant to any Laws including, but not limited to, the Occupational Safety and Health Act, the Environmental Protection Act, and the Employee Retirement Income Security Act of 1974; and (iii) with a full description, all litigation and of all proceedings before any court or any governmental or regulatory agency affecting the Guarantor which, if adversely decided, would materially affect the conduct of the Guarantor’s business, the financial condition of the Guarantor or in the Lender’s rights and remedies with respect to, or the value of, the Collateral.

5.6 Insurance.

(a) The Guarantor will maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity. The Guarantor will, at the Guarantor’s expense, maintain insurance on all Collateral against such risks and in such amounts as the Lender may from time to time reasonably require. The foregoing insurance coverage shall at least include, but shall not necessarily be limited to: (i) liability coverage in an amount no less than $1,000,000.00 and property damage coverage of not less than $500,000 or such other amount otherwise acceptable to the Lender in its reasonable discretion; and (ii) worker’s compensation coverage in such amounts as is required by law; and (iii) business interruption insurance in such coverage amounts as is acceptable to the Lender. If the Guarantor fails to provide the required insurance and/or the evidence thereof, the Lender may, after written notice to the Guarantor, in addition to its other rights and remedies, effect such insurance (but shall be under no obligation to do so), and in that event, the Guarantor will pay to the Lender, on demand, the full amount of the premiums paid or incurred by the Lender. The Guarantor shall provide the Lender with Certificates of Insurance (on Acord Forms 25 and 28, as applicable, evidencing the insurance coverages required above, with the Lender to be named as Loss Payee with respect to Guarantor’s casualty insurance). Such insurance certificates shall provide the Lender with at least thirty (30) days’ unconditional notice of cancellation of the policies referenced by such certificates.

(b) The Guarantor will (i) maintain hazard insurance with fire and extended coverage in an amount at least equal to the amount of the outstanding principal amount of the Obligations (but sufficient to avoid any co-insurance obligations), and Guarantor agrees to give Lender at least thirty (30) days written notice before any alteration or termination of such insurance policy; (ii) file with the Lender, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and (iii) within thirty (30) days after notice in writing from the Lender, obtain such additional insurance as the Lender may reasonably request.

5.7 Further Assurances. At its expense the Guarantor will defend the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver any financing statement, other notice, renewal, affidavit, deed, assignment (to the extent that assignment is permitted), continuation statement, security agreement, certificate or other document that the Lender may reasonably require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Lender under this Agreement or under any of the other Financing Documents and the first priority of that Lien subject only to the Permitted Liens. The Guarantor will from time to time do whatever the Lender may reasonably require by way of obtaining, executing, delivering, and/or filing financing statements, notices of assignment and other notices and amendments and renewals thereof and the Guarantor will take any and all steps and observe such formalities as the Lender may reasonably require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in, the Collateral, subject to the Permitted Liens. Without implying any limitation on the foregoing, with respect to the Collateral that may be perfected by control, the Guarantor shall take such steps as the Lender may reasonably require in order that Lender may have such control. The Guarantor shall pay to the Lender on demand all taxes and reasonable costs and expenses incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument. To the extent that the proceeds of any of the accounts or receivables of the Guarantor are expected to become subject to the control of, or in the possession of, a party other than the Guarantor or the Lender, the Guarantor shall cause all such parties to execute and deliver security documents, financing statements or other documents as requested by the Lender and as may be necessary to evidence and/or perfect the security interest of the Lender in those proceeds. The Guarantor agrees that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Further, to the extent permitted by applicable Laws, the Lender may file, without the Guarantor’s signature, one or more financing statements or other notices disclosing the Lender’s liens and other security interests. All financing statements and notices may describe the Lender’s collateral as all assets or all personal property of Guarantor. Further, to the extent permitted by applicable Laws, the Lender is hereby authorized to file, without the Guarantor’s signature, one or more financing statements or other notices disclosing the Lender’s liens and other security interests. All financing statements and notices may describe the Lender’s collateral as all assets and/or all personal property of the Guarantor. The Guarantor hereby ratifies and confirms the Lender’s authority to file and the validity of any and all financing statements and notices filed by the Lender prior to the date of this Agreement.

5.8 Rights of Inspection, Field Examination, Etc. The Guarantor shall permit representatives of the Lender to visit and inspect the properties of the Guarantor, to review, audit, check and inspect the Collateral at any time with or without notice, to review, audit, check and inspect the Guarantor’s other books of record at any time with or without notice and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of the Guarantor, with the officers, directors, employees and other representatives of the Guarantor and its accountants, all at such times during normal business hours and other reasonable times and as often as the Lender may reasonably request. The Guarantor hereby irrevocably authorizes and directs all accountants and auditors employed by the Guarantor at any time prior to the repayment in full of the Obligations to exhibit and deliver to the Lender copies of any and all of the financial statements, trial balances, management letters, or other accounting records of any nature of the Guarantor in the accountant’s or auditor’s possession, and to disclose to the Lender any information they may have concerning the financial status and business operations of the Guarantor. Further, the Guarantor hereby authorizes all Governmental Authorities to furnish to the Lender copies of reports or examinations relating to the Guarantor, whether made by the Guarantor or otherwise. Any and all costs and expenses incurred by, or on behalf of, the Lender in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Lender upon demand. The Guarantor acknowledges and agrees that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Lender’s employees and agents in, and when, traveling to the Guarantor’s facilities.

5.9 Safekeeping. The Guarantor will store the Collateral in appropriate containers, in safe and secure locations, and in accordance with applicable Laws. The Guarantor will take all steps necessary to preserve and maintain the Collateral and its value. The Guarantor will not subject the Collateral to Liens (other than the Permitted Liens) or rights of setoff or recoupment, discount or adjustment, or otherwise permit anything to be done to the Collateral which may materially impair its value or security.

5.10 Intentionally Omitted.

5.11 Collection of Receivables. Until such time that the Lender shall notify the Guarantor of the revocation of such privilege following an uncured event of default hereunder and except as otherwise provided by this Agreement, the Guarantor shall at its own expense have the privilege for the account of, and in trust for, the Lender of collecting its receivables and all items of payment and shall otherwise completely service all of the receivables including (a) the billing, posting and maintaining of complete records applicable thereto, (b) the taking of such action with respect to the receivables as the Lender may request or in the absence of such request, as the Guarantor may deem advisable; and (c) the granting, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to a receivable and may take such other actions relating to the settling of any Account Debtor’s claim as may be commercially reasonable. The Lender may, at its option, at any time or from time to time after and during the continuance of an Event of Default hereunder, revoke the collection privilege given in this Agreement to the Guarantor by either giving notice of its assignment of, and lien on the Collateral to the Account Debtors or giving notice of such revocation to the Guarantor. Except for the Lender’s own willful misconduct or gross negligence, the Lender shall not have any duty to, and the Guarantor hereby releases the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the receivables or to preserve any rights against any other party with an interest in the Collateral. The Lender shall be entitled at any time and from time to time to confirm and verify receivables.

5.12 Assignments of Receivables. The Guarantor will promptly, upon request, execute and deliver to the Lender written assignments, in form and content acceptable to the Lender, of specific receivables or groups of receivables; provided, however, the Lien and/or security interest granted to the Lender under this Agreement shall not be limited in any way to or by the inclusion or exclusion of receivables within such assignments. Receivables so assigned shall secure payment of the Obligations and are not sold to the Lender whether or not any assignment thereof, which is separate from this Agreement, is in form absolute. The Guarantor agrees that neither any assignment to the Lender nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Lender any obligation or liability of the Guarantor with respect to that which is assigned, and except for the Lender’s willful misconduct and gross negligence, the Guarantor hereby agrees to indemnify the Lender and hold the Lender harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Lender by virtue of the assignment of and Lien on the Guarantor’s rights, title and interest in, to, and under the Collateral.

5.13 Government Accounts. The Guarantor will immediately notify the Lender if any of the receivables arise out of contracts with the United States or with any other Governmental Authority, and execute any instruments and take any steps required by the Lender in order that all moneys due and to become due under such contracts shall be assigned to the Lender and notice thereof given to the Governmental Authority under the Federal Assignment of Claims Act or any other applicable Laws.

5.14 Other Collateral Provisions. The Guarantor shall at all times maintain the Lender’s Liens on the Collateral as a valid, enforceable and perfected first priority security interest and Lien on the Collateral, subject to no other Liens other than Permitted Liens. The Guarantor’s inventory and equipment will be kept in good condition and in a good state of repair and will not be wasted, destroyed, misused or allowed to deteriorate, ordinary wear and tear excepted. The Guarantor shall at all times keep the Collateral and the proceeds from any disposition identifiable.

5.15 Estoppel Certificates. Within ten (10) days following any request of the Lender so to do, the Guarantor will furnish the Lender and such other persons as the Lender may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Agreement.

5.16 Negative Covenants. The Guarantor shall not (i) transfer, create or permit to be acquired any interest in or against the Collateral or the Guarantor’s other assets, or (ii) permit any Liens (other than any Permitted Liens), including, without limitation, those with respect to taxes (except for stayed Liens for taxes, which Liens are subordinate to the Lender’s Lien, and the payment of which is being contested in good faith and by proper proceedings), to remain unpaid to or by any third person without first obtaining the written consent of the Lender, or (iii) engage in any business other than the Business, or (iv) acquire any subsidiaries without the Lender’s prior written consent, or (v) incur any Indebtedness for Borrowed Money, except the Obligations, or, except in the ordinary course of business, incur any liabilities, or (vi) purchase, redeem or otherwise acquire any of its equity interests now or hereafter outstanding, declare or pay any dividends or distribution thereon, apply any of its property or assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any dividends or distributions on, or for the purchase, redemption, or other retirement of, make any distribution by reduction of capital or otherwise in respect of, any shares of any class of equity interests of the Guarantor, or (vii) make any loan, advance or extension of credit to any individual, partnership, corporation or other entity, other than trade credit on reasonable terms extended to customers of the Guarantor in the ordinary course of business, or (viii) engage in any transaction with any person (a) who owns or controls any interest in the Guarantor, (b) who is related to any person who owns or controls any interest in the Guarantor, or (c) who the Guarantor owns or controls except reasonable payments for goods and services actually provided in the ordinary course of business on arm’s length terms, or (ix) merge, consolidate, transfer all or substantially all of its assets, liquidate, enter into a share exchange, or otherwise alter its capital structure in any manner whatsoever, or (x) admit new equity holders, or (xi) permit all or any portion of its equity interests of any class to be transferred.

6. Subordination; Subrogation. In the event the Guarantor shall advance any sums to the Borrower, or in the event the Borrower has heretofore or shall hereafter become indebted to the Guarantor before the Obligations have been paid in full, all such advances and indebtedness shall be subordinate in all respects to the Obligations (the “Guarantor Subordinated Debt”). Any payment to the Guarantor on account of the Guarantor Subordinated Debt shall be collected and received by the Lender or the Guarantor in trust for the Lender and shall be paid over to the Lender on account of the Obligations without impairing or releasing the obligations of the Guarantor hereunder.

Without the prior written consent of the Lender, the Guarantor shall not ask, demand, receive, accept, sue for, set off, collect or enforce the Guarantor Subordinated Debt or any collateral and security therefor. The Guarantor represents and warrants to the Lender that the Guarantor Subordinated Debt is unsecured and agrees not to receive or accept any collateral or security therefor without the prior written permission of the Lender. The Guarantor shall not assign, transfer, hypothecate or dispose of the Guarantor Subordinated Debt while this Agreement is in effect. In the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon, or with respect to, all or any part of the Guarantor Subordinated Debt or otherwise shall be paid or delivered directly to the Lender for application to the obligations and liabilities of the Guarantor under this Agreement (whether due or not due and in such order and manner as the Lender may determine in the exercise of its sole discretion) until the obligations of the Guarantor hereunder shall have been fully paid and satisfied. The Guarantor hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution on account of the Guarantor Subordinated Debt and give acquittance therefor and to file claims and take such other proceedings in the Lender’s own name or in the name of the Guarantor or otherwise, as the Lender may deem necessary or advisable to carry out the provisions of this Agreement. The Guarantor hereby agrees to execute and deliver to the Lender such powers of attorney, assignments, endorsements or other instruments as may be requested by the Lender in order to enable the Lender to enforce any and all claims upon, or with respect to, the Guarantor Subordinated Debt, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect thereto.

So as to secure the performance by the Guarantor of the provisions of this Agreement, the Guarantor assigns, pledges and grants to the Lender a security interest in, and lien on, the Guarantor Subordinated Debt, all proceeds thereof and all and any security and collateral therefor. Upon the request of the Lender, the Guarantor shall endorse, assign and deliver to the Lender all notes, instruments and agreements evidencing, securing, guarantying or made in connection with the Guarantor Subordinated Debt.

Nothing contained in this Agreement shall be construed to give the Guarantor any right of subrogation in or to the Obligations or any of the Financing Documents, or all or any part of the interest of the Lender therein, until the Obligations have been paid in full.

7. Default. Without implying any limitation of the Lender’s right to immediate payment at any time of any Obligations which are payable on demand, either after the expiration of a five (5) day notice and cure period for any monetary default hereunder (“Monetary Default Cure Period”) or after the expiration of a thirty (30) day notice and cure period for any non-monetary default hereunder (“Non-Monetary Default Cure Period”), the Guarantor shall be in default under this Agreement and under each of the other Financing Documents upon the occurrence of any one or more of the following events (each an “Event of Default”, any one or more collectively, “Events of Default”): (a) there occurs any failure to pay any amounts when due and owing under the Loans or the other Obligations after the Monetary Default Cure Period expires; or (b) any representation or warranty made in this Agreement or in connection with this Agreement (including, without limitation, any opinion of counsel for the Guarantor or other obligor to the Lender), any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect; or (c) the Guarantor or any other obligor under the Financing Documents fails to timely and properly observe, keep or perform, any term, covenant, agreement or condition in this Agreement, in any of the other Financing Documents, which failure is not cured within any express cure period, or challenges the validity of any material provision of the Financing Documents after a Non-Monetary Default Cure Period expires; or (d) the Guarantor or any other obligor under the Financing Documents suspends or terminates its business operations or liquidates, dissolves or terminates its existence or, if an individual, dies after a Non-Monetary Default Cure Period expires; or (e) the Guarantor or any other obligor under the Financing Documents is in default under any Indebtedness for Borrowed Money (other than the Loans), which has an outstanding amount in excess of $100,000 after a Monetary Default Cure Period expires; or (f) the Guarantor or any other obligor under the Financing Documents is in default under any indebtedness, liabilities and obligations (other than the Loans) to the Lender after a Monetary Default Cure Period expires; or (g) (1) the Guarantor or any other obligor under the Financing Documents admits in writing its inability generally to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors or (2) the Guarantor or any other obligor under the Financing Documents is the subject of federal or state bankruptcy, insolvency, receivership or trustee proceedings (any Event of Default under this clause being sometimes referred to as an “Insolvency Default”); or (h) any of the Financing Documents shall for any reason (except to the extent permitted by its express terms) cease to be effective after a Non-Monetary Default Cure Period expires; or (i) unless the Lender has previously agreed otherwise in writing, the Lender at any time shall cease to have a valid and perfected first priority Lien on, or security interest in, any of the Collateral after a Non-Monetary Default Cure Period expires; or (j) an “Event of Default” occurs under any of the other Financing Documents after the appropriate Monetary Default Cure Period or Non-Monetary Default Cure Period expires.

8. Remedies.

8.1 In General. Following an Event of Default and the appropriate cure period (i.e. Monetary or Non-Monetary) expires, the Lender may, in the exercise of its sole and absolute discretion from time to time, without further notice (i) exercise its rights and remedies as a secured party under the UCC and other applicable Laws and as otherwise set forth in the Financing Documents, (ii) declare an Event of Default under the Financing Agreement; and/or (iii) declare all the rest or any portion of the Notes and all other Obligations remaining unpaid, whether due or not, immediately due and payable without notice or demand to the Guarantor.

8.2 Collateral Remedies. In the case of an Event of Default and the expiration of any applicable grace or cure period (i.e. Monetary or Non-Monetary), the Lender may enter upon the Guarantor’s premises at any time, using such force as the Lender deems necessary (but in no event causing a breach of the peace), and seize the Collateral, removing it at Guarantor’s cost and expense. If an Event of Default has occurred, the Lender may require Guarantor at Guarantor’s expense to assemble the Collateral, as well as all of its books and records pertaining to accounts and notes receivable, and make it available to the Lender at a place designated by the Lender, and it shall not be necessary for the Lender to remove the Collateral from Guarantor’s premises but the Guarantor shall permit the Lender and hereby authorize and empower the Lender, to keep the Collateral in the place of business of the Guarantor as above in this Agreement identified and to remove any locks thereon and put its own lock on such premises or on any other premises where such Collateral may be located, thereby denying access to Guarantor, until five (5) days after the sale of the Collateral. Except in the case of Lender’s gross negligence, the Guarantor waives any and all claims and causes of action of any nature, kind, or description which it may have or may claim to have against the Lender or its representatives, by reason of taking possession of (with or without judicial process) or selling, maintaining and storing the Collateral on Guarantor’s property or otherwise, or any claims arising from damage done to Guarantor’s premises or other property in seizing the Collateral.

8.3 Notice of Remedies. Notice mailed to Guarantor, at its address as it appears in this Agreement, ten (10) days before the date of public sale of the Collateral or ten (10) days before the date after which private sale of the Collateral will take place shall constitute reasonable notice to the Guarantor and shall comply with the provisions of the UCC, except with respect any Collateral constituting perishable goods, for which the Lender shall not be required to provide such prior notice. In addition to the foregoing, the Lender shall be entitled to give such notice in any other commercially reasonable manner as the Lender may elect from time to time.

8.4 Deficiency. If for any reason the Collateral set forth shall fail, upon disposal by the Lender for default, to satisfy the Notes, the obligations, and all other debts, loans, notes or other monies, payment of which is secured by this Agreement or allowable under the UCC, then the Guarantor shall pay the Lender the deficiency upon demand. However, if after disposal of the Collateral and after payment of all sums secured by this Agreement and otherwise payable under the UCC there is a surplus of funds, then the Lender agrees to pay the same over to the Guarantor, or to whomever may be legally entitled to the same.

8.5 Possessory Rights. The Guarantor does hereby covenant that if there shall occur any Event of Default under the terms of any of the Financing Documents, or in the event any money or property of the Guarantor in the possession of the Lender is garnished or attached (which the Guarantor agrees is a default under this Agreement), any indebtedness owed by the Lender to the Guarantor or any property of the Guarantor in the hands of the Lender may be applied to the payment in whole or in part of the Obligations in such order as the Lender may elect in the exercise of its sole and absolute discretion from time to time.

8.6 Waivers. The Lender may remedy in any manner (without waiving the default remedied) or waive any Event of Default of Guarantor without waiving any other prior or subsequent default.

8.7 Remedies Cumulative, Etc. The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may (a) proceed against the Guarantor with or without proceeding against the Borrower or any other Person who may be liable for all or any part of the Obligations; (b) proceed against the Guarantor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations; (c) without reducing or impairing the obligation of the Guarantor and without notice, release or compromise with any other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; or (d) without reducing or impairing the obligations of the Guarantor and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of advances under the credit facilities under the Financing Agreement, (iii) waive any provision of this Agreement or the other Financing Documents, (iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

9. Other Agreements.

9.1 Notices. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing, hand delivered, sent by nationally recognized overnight courier or mailed, addressed to the Lender and to the Guarantor, at the addresses set forth in the initial paragraph to this Agreement, or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by nationally recognized overnight courier service, on the business day next following the day on which the notice is delivered to such courier; or (iii) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. Mail, first class postage prepaid.

9.2 Enforcement Costs. The Guarantor promises to pay any and all costs and expenses, including reasonable attorneys’ fees, court costs, litigation and other expenses incurred by the Lender in protecting any of the Lender’s rights in the Collateral or in enforcing any of the Lender’s rights to payment from the Guarantor or performance by the Guarantor of any of the Guarantor’s agreements and obligations as set forth in this Agreement. All such costs and expenses shall become part of the obligations secured by this Agreement and have interest charged thereon or shall in the alternative, at the Lender’s discretion, become immediately due and payable on demand.

9.3 Power of Attorney. Only after the expiration of a Monetary Default Cure Period or Non-Monetary Default Cure Period and the Guarantor’s failure to cure the relevant Event of Default, for the purposes of carrying out and fully exercising its rights and remedies under this Agreement, the Guarantor hereby appoints the Lender as its lawful irrevocable attorney-in-fact, with full power of delegation and substitution, to act for such purposes in the Lender’s names, to the same extent that the Lender could act in its own behalf, including, but not limited to, the power to, receive any payments made under any accounts receivable of the Guarantor and to endorse unto the Lender any checks, drafts or money orders made payable to the Guarantor in connection therewith, and to sign, in the Guarantor’s name, any and all certificates of title with respect to the Collateral, it being specifically agreed that this power of attorney is a power coupled with an interest which cannot be revoked. It is further agreed that any advance of funds by the Lender for such purposes shall be deemed advances pursuant to this Agreement and secured by hereby and by the other Financing Documents, and if it shall be necessary for the Lender to advance amounts in excess of the Revolving Maximum Loan Amount in order to accomplish such purposes, the Guarantor agrees to reimburse the Lender for the amount of such excess together with interest at the Default Interest Rate provided in the Notes, and authorizes the Lender to apply funds received from any sale of the Collateral to the repayment of such excess before the same are applied for any other purpose. The Lender shall be under no obligation to take any action hereunder and any action taken by the Lender hereunder may, in the Lender’s sole discretion, be thereafter terminated or changed and this Agreement or any action taken hereunder shall in no way be construed as imposing any obligation upon the Lender to act or continue to act on the Guarantor’s behalf or otherwise. If the Guarantor cures a deficiency pursuant to an Event of Default, the Lender’s rights in this Section shall terminate and can only be invoked after a future Event of Default and the expiration of any applicable grace or cure period.

9.4 Limitation of Liability.

(a) The Lender shall in no event be responsible or liable to any person other than the Guarantor for the disbursement of or failure to disburse any part of the Revolving Loan. No portion thereof shall be assignable by the Guarantor nor subject to the process of any court upon legal action by or against the Guarantor or by or against anyone, other than the Lender, claiming under or through Guarantor. Any inspection of the Collateral described below made by the Lender is for the protection of the Lender and its interests as a creditor only.

(b) The Lender assumes no responsibility for the correctness, validity or genuineness of any documents released to the Guarantor hereunder or for the existence, character, quantity, quality, condition, value or delivery of any goods purported to be represented by such documents or which constitute the Collateral of this Agreement.

(c) Except for all willful misconduct, the Lender shall be under no liability for and the Guarantor hereby releases the Lender from all claims for losses or damages caused by: (i) the Lender’s failure to preserve or protect any rights of the Guarantor against Account Debtors or prior parties to the Collateral; (ii) the operation, maintenance, retaining, storing, repairing, selling, removal, taking possession or disposing of the Collateral or any part thereof by the Lender (provided however, that in the event of the loss or destruction of the Collateral, through fire, theft or otherwise, the Lender shall be liable to the Guarantor for any losses with respect thereto to the extent of any insurance proceeds the Lender receives from policies insuring the Collateral); (iii) the Lender’s failure to examine, inspect, establish controls for, or make checks of, the Collateral; and (iv) any other act or omission on the part of the Lender.

9.5 Modifications, Waivers, etc. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by the Guarantors therefrom, shall be effective unless the same shall be in writing and signed by an officer of the Lender, and then shall be effective only in the specified instance and for the purpose for which given. All agreements, covenants, representations and warranties of the parties made in this Agreement shall survive settlement for the Revolving Loan, and this Agreement shall continue to be in full force and effect until the Obligations shall have been paid in full. This Agreement shall be binding upon and inure to the benefit of the parties and of their respective successors and assigns (permitted assigns, in the case of the Guarantor). This Agreement is not assignable by the Guarantor without the express written consent of the Lender. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland. In the event any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remaining provisions hereof shall nevertheless continue in full force and effect. The Recitals accurately state the facts, circumstances and intentions of the parties and are hereby incorporated in this Agreement by this reference and made a part hereof. The headings in this Agreement are included in this Agreement for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The parties hereto state that this Agreement contains their full agreement, superseding all prior agreements, whether written or oral, and that no other written or oral agreements exist. This Agreement may be modified, changed or amended only in writing executed by the parties.

9.6 CONFESSED JUDGMENT. The Guarantor hereby empowers any attorney of any court of record, after the occurrence of any Event of Default hereunder, to appear for the Guarantor and, with or without complaint filed, confess judgment, or a series of judgments, against the Guarantor in favor of the Lender or any holder hereof for the entire principal balance of this Note, all accrued interest and all other amounts due hereunder, together with costs of suit reasonable attorneys’ fees, and for doing so, this Note or a copy verified by affidavit shall be a sufficient warrant. The Guarantor hereby forever waives and releases all errors in said proceedings and all rights of appeal and all relief from any and all appraisement, stay or exemption laws of any state now in force or hereafter enacted. Interest on any such judgment shall accrue at the Default Rate.

No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the Lender shall elect until such time as the Lender shall have received payment in full of the debt, interest and costs. Notwithstanding the attorney’s commission provided for in the preceding paragraph (which is included in the warrant for purposes of establishing a sum certain), the amount of attorneys’ fees that the Lender may recover from the Guarantor shall not exceed the actual attorneys’ fees incurred by the Lender.

[Waiver of Jury Trial and Signatures Follow on Next Page]

1.1WAIVER OF JURY TRIAL AND SIGNATURE PAGE
TO
GUARANTY AND SECURITY AGREEMENT

9.7 WAIVER OF JURY TRIAL. THE GUARANTOR AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT AND/OR ANY OF THE OTHER FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE BY THE GUARANTOR AND THE LENDER, AND EACH HEREBY REPRESENTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE GUARANTOR AND THE LENDER HEREBY FURTHER REPRESENT TO THE OTHER THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal and delivered as of the day and year first above written.

WITNESS:	RAND WORLDWIDE SUBSIDIARY, INC.
/s/ Theresa Whalen	By:	/s/ Lawrence Rychlak (SEAL)

	Title:	President and Chief Financial Officer